UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 19, 2014

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 19, 2014, Implant Sciences Corporation (the “Company”), a group of accredited institutional investors (the “Investors”) and an administrative agent for the Investors (the “Agent”), entered into a Note Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued to the Investors its senior secured promissory notes in the aggregate principal amount of $20,000,000 (the “Notes”). The Notes bear interest at 15% per annum and mature on March 31, 2015. The Company may prepay all or any portion of the principal amount of the Notes, without penalty or premium, after prior notice to the Agent. The Notes are not convertible into equity securities.

The Company used all of the proceeds from the sale of the Notes to repay (i) $19,440,631.74 of its outstanding indebtedness to DMRJ Group LLC (“DMRJ”) under the Company’s amended and restated revolving promissory note dated September 29, 2011 (the “Revolving Note”), and (ii) $559,368.26 of its outstanding indebtedness to DMRJ under the Company’s senior secured convertible promissory note dated September 5, 2012 (the “2012 Note”). After such repayments, the Company will have additional borrowing availability of approximately $23,000,000 under the Revolving Note.

The Company’s subsidiaries, IMX Acquisition Corp., Accurel Systems International Corporation and C Acquisition Corp., guaranteed the Company’s obligations under the Notes. The obligations of the Company under the Notes and of its subsidiaries under the guarantees are secured by grants of first priority security interests in all of the assets of the Company and such subsidiaries. In addition, the Company has agreed to certain financial covenants, which the Agent has waived through the March 31, 2015 maturity date.

Subject to applicable cure periods, amounts due under the Notes are subject to acceleration upon certain events of default, including: (i) any failure of the Company to pay when due any amount owed under the Notes; (ii) any failure by the Company to observe or perform any other condition, covenant or agreement contained in the Notes or certain conditions, covenants or agreements contained in the Purchase Agreement; (iii) certain suspensions of the listing or trading of the Company’s common stock; (iv) a determination that any misrepresentation made by the Company to the Investors in the Purchase Agreement or in any of the agreements delivered to the Investors in connection with the Purchase Agreement were false or incorrect in any material respect when made; (v) certain defaults under agreements related to any of the Company’s other indebtedness; (vi) the institution of certain bankruptcy and insolvency proceedings by or against the Company; (vii) the entry of certain monetary judgments against the Company that are not dismissed or discharged within a period of 20 days; (viii) certain cessations by the Company of business in the ordinary course; (ix) the seizure of any material portion of the Company’s assets by any governmental authority; and (x) the indictment of the Company for any criminal activity.

Simultaneously, the Company and DMRJ entered into an Omnibus Twelfth Amendment to Credit Agreement and Fourteenth Amendment to Note and Warrant Purchase Agreement (the “Amendment”), pursuant to which:

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the maturity of all of the Company’s indebtedness to DMRJ, including indebtedness under (i) an amended and restated senior secured convertible promissory note dated March 12, 2009, (ii) a senior secured promissory note dated July 1, 2009, (iii) the Revolving Note, (iv) the 2012 Note and (v) a senior secured convertible promissory note dated February 28, 2013, was extended from September 30, 2014 to March 31, 2015;

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DMRJ waived the Company’s compliance with certain financial covenants in each of the foregoing promissory notes and all related credit agreements through the new maturity date; and

•

DMRJ consented to the transactions contemplated by the Purchase Agreement and agreed to waive all prepayment limitations and prepayment notice requirements set forth in any of the credit documents to which DMRJ and the Company are parties with respect to the repayments and prepayments financed by the sale of the Notes.

The Company’s subsidiaries, each of which has guaranteed all of the Company’s obligations to DMRJ, joined in the execution of the Amendment, and reconfirmed their respective obligations as guarantors under the Company’s credit documents with DMRJ.

In addition, the Agent, on behalf of the Investors, and DMRJ have entered into an intercreditor agreement, pursuant to which, among other things, DMRJ agreed (i) to subordinate its right to receive repayments under the Company’s credit documents with DMRJ to the prior payment in full of all obligations under the Notes and (ii) to subordinate its security interests in the assets of the Company to the security interests granted to the Agent.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01

Regulation FD Disclosure

On March 21, 2014, the Company issued a press release announcing the events described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Note Purchase Agreement dated as of March 19, 2014, between Implant Sciences Corporation, certain Investors and the Agent.

10.2

Form of Senior Secured Promissory Note issued pursuant to the Note Purchase Agreement.

10.3

Letter dated as of March 19, 2014, from the Agent to Implant Sciences Corporation waiving certain financial covenants through March 31, 2015.

10.4

Security Agreement dated as of March 19, 2014, among Implant Sciences Corporation, C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp., as grantors, and the Agent.

10.5

Guaranty dated as of March 19, 2014, of the obligations of Implant Sciences Corporation by C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp. in favor of the Agent and the Investors.

10.6

Omnibus Twelfth Amendment to Credit Agreement and Fourteenth Amendment to Note and Warrant Purchase Agreement dated as of March 19, 2014 between Implant Sciences Corporation and DMRJ Group LLC.

10.7

Intercreditor Agreement dated as of March 19, 2014, by and between the Agent and DMRJ Group, LLC, and acknowledged and agreed by Implant Sciences Corporation, C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp.

99.1

Press Release of Implant Sciences Corporation dated March 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  March 26, 2014

EXHIBIT INDEX

Exhibit No.

Description

10.1

Note Purchase Agreement dated as of March 19, 2014, between Implant Sciences Corporation, certain Investors and the Agent.

10.2

Form of Senior Secured Promissory Note issued pursuant to the Note Purchase Agreement.

10.3

Letter dated as of March 19, 2014, from the Agent to Implant Sciences Corporation waiving certain financial covenants through March 31, 2015.

10.4

Security Agreement dated as of March 19, 2014, among Implant Sciences Corporation, C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp., as grantors, and the Agent.

10.5

Guaranty dated as of March 19, 2014, of the obligations of Implant Sciences Corporation by C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp. in favor of the Agent and the Investors.

10.6

Omnibus Twelfth Amendment to Credit Agreement and Fourteenth Amendment to Note and Warrant Purchase Agreement dated as of March 19, 2014 between Implant Sciences Corporation and DMRJ Group LLC.

10.7

Intercreditor Agreement dated as of March 19, 2014, by and between the Agent and DMRJ Group, LLC, and acknowledged and agreed by Implant Sciences Corporation, C Acquisition Corp., Accurel Systems International Corporation and IMX Acquisition Corp.

99.1

Press Release of Implant Sciences Corporation dated March 21, 2014.